UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 10, 2023 (January 4, 2023)

Clearday, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Village Drive, Suite 106, San Antonio, TX 78217

(Address of Principal Executive Offices) (Zip Code)

(210) 451-0839

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CLRD	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 4, 2023, Leander Associates, Ltd., a Texas limited partnership (“Seller”) that is a subsidiary of Clearday, Inc. (the “Company”), entered into a Commercial Contract for Unimproved Property (the “Leander Sale Agreement”) to sell one of Clearday’s non-core assets: a land parcel located in Leander, Texas (the “Property”). The gross purchase price is approximately $1,700,000, subject to customary apportionments, and includes the price applicable to third party reporting and engineering documentation and other studies and analysis delivered by Seller to the purchaser. Seller will pay aggregate brokerage commissions of six percent of the sale price. The purchaser has made an initial deposit of $17,500 and paid an initial non-refundable fee of $1,000, which fee will be applied to the payment of the purchase price upon a closing. The Leander Sale Agreement provides a 60-day period following the January 4, 2023 effective date, or until March 5, 2023 (the “Feasibility Period”), for the purchaser to inspect the Property and conduct their analysis, appraisals and other examination of the Property, including environmental inspections. Onsite testing by the purchaser is subject to customary conditions including notice, indemnification and maintenance of commercial liability insurance naming Seller as an additional insured party. The purchaser may conduct a Phase II environmental inspection subject to Seller’s prior written consent. The purchaser may terminate the Leander Sale Agreement on or prior to the expiration of the Feasibility Period. The Seller will repay its obligations under its previously reported Property Sale Advance Agreement in which it received $500,000 and distribute the net proceeds from the sale of the Property to the Company. The Company expects to use such net proceeds for its general working capital, including the further development of its robotic services business.

Within 20 days after the effective date, or January 24, 2023, Seller will provide the purchaser with a title insurance commitment and related title documents. The Leander Sale Agreement provides for a customary process for the purchaser to raise, and for the parties to resolve, any purchaser objections to any title issues, which shall not include customary permitted title exceptions, and adjust the purchase price based on the survey. Seller will provide a survey of the Property to Buyer on or prior to 20 days after the effective date, or January 24, 2023 (the “Survey”). If the Survey is not acceptable to Buyer, then Seller will provide an updated survey within 30 days. Buyer will have a 10 day period to object to any matters. The Leander Sale Agreement provides customary provisions regarding resolution of survey and title matters or the right of the Buyer to terminate the contract.

The closing of the purchase and sale of the Property is on the date that is not later than 15 days after the expiration of the feasibility period, subject to any adjournment.

The Leander Sale Agreement includes customary terms and conditions including representations and warranties, payment of brokers, conditions to closing, risk of loss, condemnation, remedies, environmental conditions, and indemnification.

The foregoing description of the Leander Sale Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risks regarding the Company and its business, generally; risks related to the Company’s ability to correctly estimate and manage its operating expenses and develop its innovate non-acute care businesses and the acceptance of its proposed products and services, including with respect to future financial and operating results; the ability of the Company to protect its intellectual property rights; competitive responses to the Company’s businesses including its innovative non-acute care business; unexpected costs, charges or expenses; regulatory requirements or developments; changes in capital resource requirements; and legislative, regulatory, political and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC and the registration statement regarding the Company’s previously announced merger, that was filed and declared effective. The Company can give no assurance that the actual results will not be materially different than those based on the forward looking statements. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

No.	Description

10.1	Commercial Contract for Unimproved Property, effective January 4, 2023, by and between Leander Associates, Ltd., a Texas limited partnership (“Seller”), and the purchaser specified therein.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARDAY, INC.

	By:	/s/ James Walesa
	Name:	James Walesa
	Title:	Chief Executive Officer
Dated January 10, 2023